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                          J.P. MORGAN SERIES TRUST II
                      J.P. MORGAN SMALL COMPANY PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 19, 2002
                       TO PROSPECTUS DATED APRIL 1, 2002

    The second paragraph under the heading PORTFOLIO MANAGEMENT on page 2 is hereby replaced with the following:

    The portfolio management team is led by Juliet Ellis, Managing Director of JPMIM. Ms. Ellis has worked for JPMIM or one of its affiliates since 1987 as an analyst and portfolio manager.

    The first, second, and third paragraphs under the heading INVESTMENT APPROACH, in the PRINCIPAL STRATEGIES section on page 2 is hereby replaced with the following:

    Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

    Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depository receipts.

    Although the Portfolio intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

    The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to seek to increase the Portfolio's income.

    The first, second, and third paragraphs under the heading INVESTMENT APPROACH, in the PRINCIPAL RISKS section on page 2 is hereby replaced with the following:

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

    The Portfolio may not achieve its objective if JPMIM's expectations regarding particular securities or markets are not met.

    The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio's portfolio.
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    Because the assets in this Portfolio are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

    The Portfolio may not achieve its objective if securities which JPMIM believes are undervalued do not appreciate as much as JPMIM anticipates or if companies which JPMIM believes will experience earnings growth do not grow as expected.

    Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

    The Portfolio's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored Depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

    Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

    The following information in the PAST PERFORMANCE section on page 3 is hereby superseded and replaced with the following:

    Effective December 19, 2002, the benchmark of the J.P. Morgan Small Company Portfolio will be the S&P SmallCap 600 Index, a widely recognized market benchmark.

    The information under the heading U.S. EQUITY INVESTMENT PROCESS on page 4 is hereby replaced with the following:

    In managing the Portfolio, JPMIM applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Portfolio
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also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

    In determining whether to sell a stock, JPMIM will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

    The portfolio manager expects that the Portfolio will generally hold between 100 and 125.

                                                                  SUP-SCPPR-1202